Principal Diversified Select Real Asset Fund
Supplement dated March 20, 2020
to the Statutory Prospectus dated February 10, 2020
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

INVESTMENT STRATEGIES AND RISKS
Add the following new paragraph, alphabetically, under INVESTMENT STRATEGIES AND RISKS - Principal Risks:
Market Volatility and Recent Events. Recent events are impacting the securities markets. A respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in border closings and other travel restrictions and disruptions, disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations and reductions, significant challenges in the healthcare industry, and quarantines. These impacts have caused significant volatility and declines in global financial markets, including declines in oil and commodity markets, which have caused losses for investors. Health crises may exacerbate other pre-existing political, social, economic, market and financial risks and could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The COVID-19 outbreak has resulted in certain of those negative consequences. Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.
The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the fund’s investment advisor or sub-advisors rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. The resulting market volatility, dramatic changes to interest rates, and unfavorable economic conditions could result in the fund’s inability to achieve its investment objectives, adversely affect the prices and liquidity of the securities and other instruments in which the fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund.